SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)

October 3, 2002

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-7562 (Commission File Number)	94-1697231 IRS Employer Identification ( No.)

Two Folsom Street San Francisco, California (Address of principal executive offices)	94105 (Zip Code)

(650) 952-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events.

On October 3, 2002, The Gap, Inc. (the “Company”) issued a press release announcing the appointment of Penny Hughes to the Board of Directors of the Company and the resignation of Steven P. Jobs from the Board. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.    Exhibits.

99.1	Press Release dated October 3, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC. (Registrant)

By:	/s/ ANNE B. GUST
Anne B. Gust Executive Vice President and Chief Administrative Officer

Date:  October 3, 2002

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 3, 2002

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